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                                                                   EXHIBIT 10.21

                                  AMENDMENT #1
                                       TO
                            THE DURIRON COMPANY, INC
                          RETIREMENT COMPENSATION PLAN
                                       FOR
                                    DIRECTORS
                            EFFECTIVE JANUARY 1, 1989

Effective January 1, 1996, the Plan shall be amended as follows:

         1) Section 2 ("Amount of Deferral") shall be amended to add the following sentence at the end of the current Section 2.

                           "Notwithstanding anything to the contrary above, the Company shall make no further contributions to the Plan after December 31, 1995."

         2) Section 6 ("Amendment or Termination") shall be amended to add the following sentence at the end of the current Section 6.

                           "The Plan shall automatically terminate without any further action of the Board of Directors when the last Director's Account under the Plan has been distributed to that Director pursuant to Section 4."

         The remainder of the Plan shall remain unchanged.

         Pursuant to authorities granted to me under a resolution duly adopted by the Board of Directors, the undersigned hereby executes this Amendment on behalf of The Duriron Company, Inc.



                                            /S/ Ronald F. Shuff
                                            ----------------------------------
                                                Ronald F. Shuff
                                                Secretary